Commitments and contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Note 12: Commitments and contingencies
Legal contingencies
On April 12, 2018, a class-action lawsuit was filed against DDI-US demanding a return of unfair benefit under the pretext that the Company’s social casino games are not legal in the State of Washington, United States. Similar class-action lawsuits were concurrently filed with certain of our competitors, certain of which, announced settlements which the court has recently approved. On April 25, 2021, plaintiffs filed their Second Amended Complaint, changing their allegations to include an additional corporate entity of co-defendant, IGT.
IGT tendered its defense of the lawsuit to DDI-US and sought indemnity for any damages from the lawsuit, based on various agreements associated with IGT’s sale of DDI-US. DDI-US had previously tendered its defense to IGT and sought indemnity from it.
On August 29, 2022, per the parties’ stipulation notifying the court of a proposed class wide settlement for $415,000,000 with both DDI-US and IGT, the court stayed the case until October 21, 2022, in order to effectuate the proposed settlement. On the same date, DDI-US entered into an agreement in principle to settle the
Benson
class action and associated proceedings, pursuant to which, among other things, IGT and DDI-US will contribute $269.75 million and $145.25 million, respectively, to the settlement fund. This agreement in principle is pending final court approval to date with final resolution and payment expected in 2023. As of December 31, 2022, the Company has an aggregate accrual of $
145.25
 million for the years ended December 31, 2022 and 2021, less $50 million for payments made in the fourth quarter of 2022.

Publishing and license agreements
DoubleU Games
We entered into the DoubleU Games License Agreement on March 7, 2018, and it was subsequently amended on July 1, 2019 and November 27, 2019. Pursuant to the DoubleU Games License Agreement, DoubleU Games grants us an exclusive license to develop and distribute certain DoubleU Games social casino game titles and sequels thereto in the social online game field of use. We are obligated to pay a royalty license fee to DoubleU Games in connection with these rights, with certain customary terms and conditions. The agreement remains in effect until either DUG no longer holds an interest, directly or indirectly, in DDI, or DDI no longer holds an interest, directly or indirectly, in DDI-US. In such event, the agreement provides that the parties will mutually renegotiate the terms of the agreement. As of December 31, 2022, we licensed approximately 48 game titles under the terms of this agreement.
International Gaming Technologies (“IGT”)
In 2017, we entered into a Game Development, Distribution, and Services Agreement with IGT. Under the terms of the agreement, IGT will deliver game assets so that the we can port (a process of converting the assets into functioning slot games by platform) the technology for inclusion in our gaming apps. The agreement includes game assets that are used to create new games. Under the agreement, we paid IGT an initial royalty rate of 10% of revenue for their proprietary assets and 15% of revenue for third-party game asset types. Effective January 1, 2019, we amended the agreement to revise the royalty rate for proprietary game asset types to 7.5% of revenue. The initial term of the agreement is ten (10) years with up to two additional five-year periods. Costs incurred in connection with this agreement for the years ended December 31, 2022 and 2021 totaled $7.0 million and $11.1 million, respectively, and are recognized as a component of cost of revenue.